Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Bank of America, N.A.
One Bryant Park,
11th Floor,
New York, New York 10036

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Bank of America, National Association (the “Company” or “Issuer”, as the engaging party) and BofA Securities Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets with respect to Bank of America Auto Trust 2026-1 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we -report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 144 retail installment sale contracts, which the Specified Parties represent, was selected randomly from the pool of assets sold as part of the Transaction.

At the direction of the Specified Parties, PwC randomly selected 150 sample loans from the Preliminary Loan Data Tape (as defined below) as of December 31, 2025 provided by the Company. For purposes of the procedures enumerated herein, the Sample Loans Extract File (as defined below) provided for the testing contained data as of December 31, 2025. The Company noted that 6 of the original 150 sample loans were no longer included in the final pool for the Transaction. As such, the final sample of 144 loans outstanding at December 31, 2025 was deemed appropriate by the Specified Parties (the “Sample Loans”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

www.pwc.com	PricewaterhouseCoopers LLP 601 South Figueroa Street, Los Angeles, CA 90017 T: (213) 356-6000

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•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

The following definitions were adopted in presenting our procedures and findings:

●	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

●	The phrase “Cut-off Date” refers to December 31, 2025 and relates to the Sample Loans.

●	The phrase “Preliminary Loan Data Tape” refers to a detailed listing of 54,464 loans provided to us, which the management of the Issuer has represented may be included in the automobile pool.

●
The phrase “Sample Loans Extract File” refers to a detailed listing of loans provided to us, which management of the Issuer has represented as containing all Sample Loans in the automobile pool and which includes certain attributes related to the automobile pool as of the Cut-off Date.

●
The phrase “Sample Loans” refers to a sample of 144 of the 54,464 loans, randomly selected by PwC at the direction of the Specified Parties from Preliminary Loan Data Tape provided by the Issuer. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Loan Data Tapes based on the sample size and results of the procedures performed.

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●
The phrase “Loan File” refers to Installment Sale Contract, or any other file or collection of documentation in the Issuer’s FileNET, VINtek, IALS, and Magellan systems, which was instructed to us by representatives of the Company to be used in performing the procedures enumerated below.

●
The phrase “Note” refers to the Installment Sale Contract, Installment Sale Contract Riders and/or Prepayment Addendum to the Installment Sale Contract or the equivalent, as contained in the Loan File.

●	The phrase “Other Documents” refers to various documents provided by the Issuer, as contained in the Loan File.

Our comparisons with respect to the Sample Loans were made using electronic versions of the original Note and Other Documents and/or copies of the Note and Other Documents obtained from the respective Loan File.

I.      Data, Information, and Documents Provided

Company provided the following data, information, and documents related to a sample of 144 retail installment sale contracts selected by PwC at the direction of the Specified Parties as of December 31, 2025 for the Sample Loans, which the Company represents was selected randomly from the pool of retail installment sale contracts to be sold to the securitization trust:

A.     Copies of, or access to, the following documents as applicable (the “Contract Files”):

1.      The retail installment sale contract with security interest clause and Truth-In-Lending disclosure statements signed by the obligor (the “Contract”),

2.      Any correction notices to the information contained in the Contract (the “Correction Notices”),

3.      Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”),

4.      Any Substitution of Collateral Agreements or Transfer of Equity Agreements (the “Substitution or Transfer Agreements”) related to the Contract,

5.      Any Certificate of title, motor vehicle lien statement, application for title, title application affidavit, application for registration for motor vehicle, certificate of origin or manufacturer statement of origin for a vehicle (for overseas military contracts when the vehicle is delivered overseas), or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Documents”),

6.      Documentation for certain Sample Loans as applicable which identifies the respective vehicle as a “courtesy transportation vehicle” (the “Courtesy Transportation Support”), and

7.      The vehicle window sticker or dealer invoice, if requested.

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8.      Screenshots from the Company’s IALS system, if requested (the “System Screenshots”).

9.      The Odometer Disclosure Statement disclosing the mileage of the vehicle, if requested.

10.    The Determine Valuation Requirements – Collateral document outlining Company’s procedures (the “Procedure Document”)

B.     Excel data file containing certain data fields for the Sample Loans as of the Cut-off Date which the Company represents was from the Company’s Consumer Vehicle Lending Authorized Data System (“CVL ADS”) (the “Sample Loans Extract File”) as of December 31, 2025 for the Sample Loans.

The data, information and documents listed above and provided by Company are collectively referred to as the “Data, Information, and Documents”.

II.          Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans and reported any findings therefrom. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding was deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions. Our findings as a result of performing the procedures are attached in Exhibit I.

A.                    For each loan in the Sample Loans, we observed the Contract and Title Documents noting the absence of the Contract and Title Documents as exceptions, provided that if the contract date was within 180 days of the Cutoff Date, the absence of Title Documents were not noted as an exception.

B.                    For each loan in the Sample Loans, we observed whether a signature was present and the Truth-In-Lending disclosure statement on the Contract. We made no comment as to the authenticity or validity of any signature.

C.                    For each loan in the Sample Loans, we:

1.      Compared the vehicle identification number; contract date; original amount financed; annual percentage rate (“APR”); number of payments; first monthly payment date; monthly payment amount; dealer state; borrowers state; borrowers zip code, and model year of the financed vehicle on the Contract Files, as applicable, to the Sample Loans Extract File. We compared number of payment extensions; days past due; outstanding principal balance; origination channel; borrower FICO score; decision grade and, original LTV on the System Screenshots to the Sample Loans Extract File.

2.      Recalculated the loan maturity date using the first monthly payment date and number of payments and compared our recalculated result to the financed vehicle on the Contract to the Sample Loans Extract File.

For the purposes of this procedure C2, it was assumed that if the first payment date was extended, the final maturity date was extended by the same number of days.

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3.      Compared the new, used or demonstrator description of the financed vehicle on the Contract to the Sample Loans Extract File.

For the purposes of this procedure C3, vehicles indicated as new on the Contract with a model year prior to the calendar year the Contract is signed which are denoted as used in the Sample Loans Extract File are not considered exceptions.

For the purposes of this procedure C3, vehicles indicated as new on the Contract with a mileage of more than 6,000 miles disclosed within the Odometer Disclosure Statement which are denoted as used in Sample Loans Extract File are not considered exceptions per Company’s Procedure Document.

4.      Confirmed the “Primary Use For Which Purchased” of the financed vehicle on the Contract indicates “personal, family, or household use”.

5.      Compared the make and model of the vehicle on the Contract to the Sample Loans Extract File using the vehicle window sticker or dealer invoice, as needed.

For the purposes of this procedure C5, if the model name on the Sample Receivables Extract File is contained within the model name on the Contract (giving consideration to style, trim levels, and capitalization, e.g., Silverado 3500HD) of the Sample Receivable, it was not noted as an exception.

For the purposes of this procedure C5, if information on the Contract did not agree to the Sample Loans Extract File, we compared such information on the Sample Loans Extract File to the Correction Notices, System Screenshots, or Title Documents for the Sample Loan, using the date of each document to apply such document in chronological order.

D.                    If a Title Document was found in the Contract File, we observed that such document notes the security interest of the Company, and, if an application for title, we observed that it is signed.

E.                    Compared the number of co-buyers (if applicable) and/or co-obligors indicated on the Contract to the Sample Loans Extract File.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

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If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA
February 26, 2026

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Exhibit I

No exceptions noted.